Exhibit 23.4

WILLIAM UTTERBACK
5020 Weikel Drive
Winnemucca, NV
89445

June 3, 2004

Re:	Quincy Resources Inc. (the “Company”)

I hereby consent to the inclusion of my name as an expert in the Company’s Form SB-2 Registration Statement as filed with the Securities and Exchange Commission.

/s/ William Utterback
WILLIAM UTTERBACK